Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Laurent Fischer, M.D. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Tobira Therapeutics, Inc. on Form 10-K for the fiscal year ended December  31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Tobira Therapeutics, Inc.

/s/ Laurent Fischer, M.D.
Laurent Fischer, M.D. Chief Executive Officer and Director (Principal Executive Officer)

Date: March 3, 2016